UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2020

MACY’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 579-7780

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 26, 2020, Macy’s, Inc. (“Macy’s”) announced the commencement of an offering of $1,100 million aggregate principal amount of senior secured notes due 2025 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes will be secured on a first-priority basis by (i) a first mortgage/deed of trust in certain real property of subsidiaries of Macy’s that has been or will be transferred to subsidiaries of Macy’s Propco Holdings, LLC, a newly created direct, wholly-owned subsidiary of Macy’s (“Propco”) and (ii) a pledge by Propco of the equity interests in its subsidiaries that own or will own such transferred real property (together, the “Collateral”). The Notes will be, jointly and severally, unconditionally guaranteed on a secured basis by PropCo and its subsidiaries (collectively, the "Secured Guarantors") and unconditionally guaranteed on an unsecured basis by Macy’s Retail Holdings, Inc., a direct, wholly-owned subsidiary of Macy’s (“MRH” and, together with the Secured Guarantors, the “Guarantors”). The closing of this offering is conditioned upon the closing of a new asset-based credit agreement.

Macy’s is hereby furnishing the following information regarding its business, some of which has not been previously reported, derived from the confidential preliminary offering memorandum, dated as of May 26, 2020, that is being circulated in connection with the offering of the Notes. This information is included in Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The information contained in or incorporated by reference from Exhibit 99.1 hereto into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Excerpts from Confidential Preliminary Offering Memorandum, dated as of May 26, 2020, in connection with the Notes offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Cautionary Forward-Looking Statements

Statements that are included in this Current Report on Form 8-K that are not reported financial results or other historical information are “forward-looking statements.” Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements are based upon the beliefs and assumptions of, and on information available to, the management of Macy’s at the time such statements are made. The following are or may constitute forward-looking statements: (i) statements preceded by, followed by or that include the words “may,” “will,” “could,” “should,” “believe,” “expect,” “future,” “potential,” “anticipate,” “intend,” “plan,” “think,” “estimate” or “continue” or the negative or other variations thereof, and (ii) statements regarding matters that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties, including risks and uncertainties relating to:

•	the effects of the weather, natural disasters, and health pandemics, including the novel coronavirus (“COVID-19”), on Macy’s business, including the ability to reopen stores, customer demand and its supply chain, as well as its consolidated results of operation, financial position and cash flows;

•	the possible invalidity of the underlying beliefs and assumptions;

•	Macy’s ability to successfully implement its Polaris strategy, including the ability to realize the anticipated benefits within the expected time frame or at all;

•	the success of Macy’s operational decisions, such as product sourcing, merchandise mix and pricing, and marketing, and strategic initiatives, such as Growth stores, Backstage on-mall off-price business, and vendor direct expansion;

•	general consumer-spending levels, including the impact of changes in general economic conditions, consumer disposable income levels, consumer confidence levels, the availability, cost and level of consumer debt, and the costs of basic necessities and other goods;

•	competitive pressures from department stores, specialty stores, general merchandise stores, manufacturers’ outlets, off-price and discount stores, and all other retail channels, including the Internet, catalogs and television;

•	Macy’s ability to remain competitive and relevant as consumers’ shopping behaviors migrate to other shopping channels and to maintain its brand and reputation;

•	possible systems failures and/or security breaches, including any security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or company information, or the failure to comply with various laws applicable to Macy’s in the event of such a breach;

•	the cost of employee benefits as well as attracting and retaining quality employees;

•	transactions and strategy involving Macy’s real estate portfolio;

•	the seasonal nature of Macy’s business;

•	conditions to, or changes in the timing of, proposed transactions, and changes in expected synergies, cost savings and non-recurring charges;

•	the potential for the incurrence of charges in connection with the impairment of intangible assets, including goodwill;

•	possible changes or developments in social, economic, business, industry, market, legal and regulatory circumstances and conditions;

•	possible actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, competitors and legislative, regulatory, judicial and other governmental authorities and officials;

•	changes in relationships with vendors and other product and service providers;

•	currency, interest and exchange rates and other capital market, economic and geo-political conditions;

•	unstable political conditions, civil unrest, terrorist activities and armed conflicts;

•	the possible inability of Macy’s manufacturers or transporters to deliver products in a timely manner or meet Macy’s quality standards;

•	Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional and global health pandemics, and regional political and economic conditions; and

•	duties, taxes, other charges and quotas on imports.

All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf concerning the matters addressed in this Current Report on Form 8-K could affect our financial results and cause our actual results to differ materially from any forward-looking information we may provide. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date hereof. You should read this Current Report on Form 8-K completely and with the understanding that our actual future results may be materially different from what we expect. We hereby qualify our forward-looking statements by these cautionary statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Macy’s, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY’S, INC.

Dated: May 26, 2020	By:	/s/ Elisa D. Garcia
Name: Elisa D. Garcia
Title: Chief Legal Officer and Secretary